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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



          Date of report (Date of earliest event reported) May 13, 2003


                           THE MED-DESIGN CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



         Delaware                       0-25852                  23-2771475
      ---------------              ----------------           ----------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

           2810 Bunsen Avenue
          Ventura, California                                         93003
  ----------------------------------------                          ---------
  (Address of Principal Executive Offices)                          (Zip Code)




        Registrant's telephone number, including area code (805) 339-0375



          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is being furnished in connection with disclosure pursuant to Item 9 of this Form 8-K.

         99.1 Presentation serving as the basis for a conference call held by The Med-Design Corporation (the "Company") on May 13, 2003.

Item 9.     Regulation FD Disclosure.

         The Company held a conference call that was simultaneously Webcast to discuss its 2003 first quarter results on May 13, 2003 at 8:30 a.m. EST. The presentation furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference served as a basis for the conference call, but is not a verbatim transcript.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

















                                      -2-
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THE MED-DESIGN CORPORATION
                                    (Registrant)


                             By /s/ Lawrence Ellis
                                --------------------------
                                  Lawrence Ellis
                                  Chief Financial Officer



Dated: May 13, 2003
















                                      -3-

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                                  Exhibit Index


         Exhibit
         -------
         99.1 Presentation serving as the basis for a conference call held by The Med-Design Corporation on May 13, 2003.


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Med-Design:
Q1 2003 Conference Call



James Donegan
Chairman and Chief Executive Officer







                                  May 13, 2003                                1
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Forward Looking Statements


This presentation contains forward looking statements within the meaning of The
    Private Securities Litigation Reform Act of 1995, including, among others, the launch dates of certain products derived from our product technologies, the effect of the launches of certain products derived from our product technologies on our royalty stream, our efforts to enter into collaborative arrangements and the effect of market acceptance of these products derived from our product technologies on our royalty stream. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements including lack of demand or low demand for our product technologies or for safety products generally,delays in introduction of products derived from our product technologies due to manufacturing difficulties or other factors, requirements under our contract arrangements, commitments under contractual arrangements we may enter into, a determination by companies that have entered into confidentiality agreements with us that they do not wish to pursue negotiations for agreements with regard to safety pre-filled devices, our inability to license or enter into joint venture or similar collaborative arrangements regarding our other product technologies and other factors discussed in our filings with the Securities and Exchange Commission.





                                  May 13, 2003                                2
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Q1 2003 Highlights

o Resolved royalty rate dispute with BD.

o        Achieved 510(k) clearance with FDA for Safety Dental Syringe.

o        Realized approximately 400% increase in MedAmicus royalties.

o        Revised or created new designs for several products.

o        Completed several new confidentiality agreements.





                                  May 13, 2003                                3
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BD


o Integra(TM)Syringe limited launch on May 28, 2002; Royalty rate established at 2.5% in January 2003.

               o 3ml now under full manufacturing capacity/full inventory.

               o 1ml limited launch in 2003, full launch anticipated in 2004.

o Autoguard Pro(TM) intravenous catheter (limited launch December 2002) now in full manufacturing capacity/full inventory.

o Blood Collection Set--pilot launch anticipated Q3, 2003, followed by full launch.

o Med-Design anticipates increased royalties with respect to our product technologies licensed to BD.





                                  May 13, 2003                                4
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MedAmicus

o        Axia(TM) Safety Seldinger introducer needle launched in December 2001.

o        MedAmicus has made significant progress in last several months.

o Important supply agreements with Medtronic, Bard and, most recently, Cook are now in place.

o        Royalties increased by approximately 400%.





                                  May 13, 2003                                5
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Sultan Chemists

o Sultan Chemists to market Med-Design's first gross margin product, the Safety Dental Injector.

o        510(k) clearance from FDA obtained February 2003.

o        Received first pre-launch purchase order of 22,300 units.

o        Limited launch anticipated in Q2, 2003; full launch expected Q3, 2003.





                                  May 13, 2003                                6
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Financial Report


Lawrence Ellis
Chief Financial Officer





                                  May 13, 2003                                7
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Q1 Financial Results

o        Revenue

o        Operating Loss

o        Net Loss

o        Earnings per Share

o        Cash





                                  May 13, 2003                                8
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Operations and Business
Development



David Dowsett
Chief Operating Officer





                                  May 13, 2003                                9
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Safety Dental Injector

o        Med-Design's First Gross Margin Product.

o Currently in final stages of production validation at contract manufacturer Owens-Illinois.

o        Upon completion, first shipments will be made to Sultan Chemists.





                                  May 13, 2003                                10
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Safety Dental Injector
Opportunity


o Signed definitive agreement with Sultan Chemists in May 2002; Sultan to purchase, market and sell the product for ten years.

o Sultan is required to purchase 18 million units in the first forty months and 6 million per year thereafter to maintain exclusivity.

o Extensive marketing, sales and clinical support programs are in place for launch.

o Product recently shown at California Dental Association convention with positive feedback.





                                  May 13, 2003                                11
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Business Development:
Key Areas of Focus


o        Pharmaceutical Products:

               o   Injectors using pre-filled carpules, vials and cartridges.

o        Specialty Safety Products:

               o   Arterial Blood Gas
               o   A/V Fistula
               o   Blood Transfusion
               o   Anesthesia





                                  May 13, 2003                                12
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Q1 2003 Results


o Displayed improved designs at MDM West Pack trade show in February and International Pharmaceutical Industry Congress in March, 2003 and generated multiple new contacts.

o Currently in various stages of discussion with more than 40 target companies, including new opportunities in both medical and pharmaceutical segments.

o        Signed several new confidentiality agreements.





                                  May 13, 2003                                13
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Key Highlights


o        Marketing A/V Fistula device to major dialysis center chains.

o Meetings with potential partners in Arterial Blood Gas and Anesthesia have occurred.

o Discussing other medical and non-medical applications of Med-Design technology with other companies. Pharmaceutical Activities





                                  May 13, 2003                                14
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o        Managing relationships with over 15 Pharmaceutical companies.

o        Engaged in partnership discussions with several companies.

o Moving quickly to capitalize on an emerging market in low dosage, local anesthesia using a Pre-filled Injector; meetings with several potential partners/suppliers recently held.





                                  May 13, 2003                                15
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Med-Design:
2003 and Beyond


James Donegan
Chairman and CEO





                                  May 13, 2003                                16
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Leadership


o        Med-Design is a leader in safety retracting needle technologies

               o  Market for devices is large

               o  New opportunities  being identified

               o Med-Design's model for licensing large unit volume products is transitioning to opportunities to generate gross margins through contract manufacturing and new partnerships.





                                  May 13, 2003                                17
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Strategic Plan


o Expect to bring pharmaceutical injectors to market through two or more alliances arranged in 2003.

o        Successful launches of additional BD products anticipated.

o Royalty streams from BD and MedAmicus expected to increase as these products gain acceptance.

o        Successful launch of the Safety Dental Injector.

o Strong growth in revenues as royalties increase and further product partnerships develop.






                                  May 13, 2003                                18